UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2024, Albemarle Corporation (the “Company”) filed Articles of Amendment with the State Corporation Commission of the Commonwealth of Virginia (the “SCC”) to amend the Company’s Amended and Restated Articles of Incorporation (the “Charter”) to increase the number of authorized shares of common stock, $0.01 par value per share, from 150,000,000 to 275,000,000 (the “Charter Amendment”). The Charter Amendment became effective May 10, 2024, upon issuance of a certificate of amendment by the SCC. The Articles of Amendment are filed as Exhibit 3.1 hereto.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 7, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the proposals listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the definitive proxy statement filed by the Company on March 26, 2024 (the “Proxy Statement”). The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, March 12, 2024, there were 117,524,680 shares of common stock outstanding and entitled to vote, of which the holders of 94,442,418 shares of common stock were represented in person or by proxy at the Annual Meeting.

Proposal 1. Election of directors. The shareholders elected all of the nominees for director to serve for a term expiring at the annual meeting of shareholders in 2025 by the votes set forth in the table below.

Nominees	Voted For	Voted Against	Abstain	Broker Non-Votes
M. Lauren Brlas	77,641,151	2,675,553	207,833	13,917,881
Ralf H. Cramer	78,954,773	1,351,981	217,783	13,917,881
J. Kent Masters, Jr.	75,432,141	4,366,046	726,350	13,917,881
Glenda J. Minor	79,130,346	1,182,772	211,419	13,917,881
James J. O’Brien	70,815,994	9,437,371	271,172	13,917,881
Diarmuid B. O'Connell	77,903,322	2,402,131	219,084	13,917,881
Dean L. Seavers	77,441,980	2,867,925	214,632	13,917,881
Gerald A. Steiner	78,635,212	1,705,580	183,745	13,917,881
Holly A. Van Deursen	78,512,849	1,833,166	178,522	13,917,881
Alejandro D. Wolff	76,360,364	3,948,431	215,742	13,917,881

Proposal 2. Advisory vote on executive compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as set forth in the Proxy Statement, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
67,682,378	11,136,388	1,705,771	13,917,881

Proposal 3. Charter Amendment to increase the number of authorized shares of common stock. The shareholders approved the Charter Amendment to increase the Company’s number of authorized shares of common stock by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
88,786,666	5,369,507	286,245	N/A

Proposal 4. Ratification of appointment of independent registered public accounting firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
86,248,537	7,754,186	439,695	N/A

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
3.1	Articles of Amendment to amend Albemarle Corporation’s Amended and Restated Articles of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 10, 2024	By:	/s/ Kristin M. Coleman
Kristin M. Coleman
Executive Vice President, General Counsel and Corporate Secretary